Registration No. 333-299647

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Imunon, Inc.

(Exact name of registrant as specified in its charter)

Delaware	2834	52-1256615
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

997 Lenox Drive, Suite 100

Lawrenceville, NJ 08648

(609) 896-9100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Stacy Lindborg

President and Chief Executive Officer

Imunon, Inc.

997 Lenox Drive, Suite 100

Lawrenceville, NJ 08648

(609) 896-9100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael Riella, Esq. Megan Gates, Esq. Sarah Griffiths, Esq. Covington & Burling LLP One International Place, Suite 1020 Boston, MA 02110-2600 (617) 603-8800	David Danovitch, Esq. Michael DeDonato, Esq. Sullivan & Worcester LLP 1251 Avenue of the Americas, 19th Floor New York, NY 10020 (212) 660-3060

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-1 of Imunon, Inc. (File No. 333-299647), is being filed solely for the purpose of filing certain exhibits. Accordingly, this Amendment No. 1 consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

Item 16. Exhibits and Financial Statement Schedules.

(a) The exhibits set forth below have been or are being filed herewith and are numbered in accordance with Item 601 of Regulation S-K.

EXHIBIT NO.	DESCRIPTION

1.1	Form of Placement Agency Agreement by and between Imunon, Inc. and Maxim Group LLC, filed herewith.

1.2	Form of Securities Purchase Agreement, filed herewith.

3.1	Amended and Restated Certificate of Incorporation of Imunon, dated March 24, 2023, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company filed on March 24, 2023.

3.2	Amendment to the Restated Certificate of Incorporation, dated July 11, 2025, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company, filed on July 11, 2025.

3.3	Amendment to the Restated Certificate of Incorporation, dated July 21, 2025, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company, filed on July 23, 2025.

3.4	Amended and Restated Bylaws of the Company, effective on March 15, 2024, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company, filed on March 18, 2024.

3.5	Certificate of Designation of Preferences and Rights of Series A Preferred Stock, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company filed on June 4, 2026.

3.6	Certificate of Designation of Preferences and Rights of Series B Preferred Stock, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company filed on September 29, 2026.

4.1	Form of Amended and Restated Warrant (issued under First Amendment of Venture Loan and Security Agreement, dated as of August 1, 2020, by and among Imunon, Inc., Horizon Funding I, LLC, Horizon Funding Trust 2019-1, and Horizon Technology Finance Corporation, as Collateral Agent), incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company, filed on September 4, 2020.

4.2	Form of Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on July 31, 2024.

4.3	Form of Pre-Funded Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on May 27, 2025.

4.4	Form of Warrant, incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed on May 27, 2025.

4.5	Form of Placement Agent Warrant, incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K of the Company filed on May 27, 2025.

4.6	Form of Pre-Funded Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on December 31, 2025.

4.7	Form of Warrant, incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed on December 31, 2025.

4.8	Form of Common Warrant (Tranche A, Tranche B, Tranche C, Tranche D), filed herewith.

4.9	Form of Pre-funded Warrant, filed herewith.

4.10	Form of Placement Agent Warrant, filed herewith.

5.1+	Opinion of Covington & Burling LLP.

10.1**	Imunon, Inc. 2007 Stock Incentive Plan, as amended, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed on May 16, 2017.

10.2**	Form Inducement Offer to Exercise Common Stock Purchase Warrants, incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2017.

10.3**	Imunon, Inc. 2018 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed May 15, 2018.

10.4**	First Amendment to the Imunon, Inc. 2018 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed on May 15, 2019.

10.5**	Second Amendment to the Imunon, Inc. 2018 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed on June 16, 2020.

10.6**	Third Amendment to the Celsion Corporation 2018 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed on June 10, 2021.

10.7**	Imunon, Inc. 2018 Stock Incentive Plan, as amended as of June 14, 2023, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed on June 15, 2023.

10.8**	Imunon, Inc. 2018 Stock Incentive Plan, as amended as of July 11, 2025, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed on July 14, 2025.

10.9**	Form of Incentive Stock Option Grant Agreement under the 2018 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2024.

10.10**	Form of Restricted Stock Agreement under the 2018 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2024.

10.11**	Form of Nonqualified Stock Option and Restricted Stock Grant Agreement for employment inducement awards, incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on August 29, 2024.

10.12**	Retirement and Consulting Agreement, dated February 4, 2026, between the Company and Khursheed Anwer, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on February 5, 2026.

10.13**	Employment Agreement between the Company and Michael H. Tardugno, effective as of July 18, 2022, incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company filed with the Commission on July 19, 2022.

10.14**	Amended and Restated Change in Control Agreement dated as of September 6, 2016, by and between the Company and Michael H. Tardugno, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2016.

10.15**	Employment Agreement, dated as of May 3, 2024, between the Company and Stacy Lindborg, Ph.D., incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on May 8, 2024.

10.16**	Retirement and Consulting Agreement, dated May 17, 2024, between the Company and Jeffrey Church, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on May 20, 2024.

10.17**	Offer Letter of Employment, dated February 1, 2025, between the Company and Douglas Faller, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on February 10, 2025.

10.18	Lease Agreement, executed July 21, 2011, by and between the Company and Brandywine Operating Partnership, L.P., incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on July 25, 2011.

10.19	First Amendment to Lease Agreement, executed April 20, 2017, by and between the Company and Lenox Drive Office Park, LLC, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company filed on November 14, 2017.

10.20	Second Amendment to Lease Agreement, dated January 9, 2019, by and between the Company and Lenox Drive Office Park, LLC, successor in interest to Brandywine Operating Partnership, L.P., incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2019.

10.21	Third Amendment to Lease, dated August 31, 2023, between the Company and Lenox Drive Office Park, LLC, filed herewith.

10.22***+	Lease Agreement dated January 4, 2023 between the Company and HudsonAlpha Institute for Biotechnology for office and lab space located in Huntsville, Alabama.

10.23	Settlement Agreement and Release, by and between the plaintiff to the shareholder action captioned O’Connor v. Braun, et al., N.J. Super., Dkt. No. MERC-00068-19, William J. O’Connor, derivatively on behalf of Celsion Corporation (now Imunon, Inc.) and individually on behalf of himself and all other similarly situated stockholders of Celsion Corporation and defendants, incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company, filed on June 16, 2020.

10.24	Form of Exercise Agreement, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed on March 13, 2020.

10.25	At the Market Offering Agreement, dated May 25, 2022, by and between the Company and H.C. Wainwright & Co. LLC, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed on May 25, 2022.

10.26	Amendment No. 1, dated May 15, 2024, to At the Market Offering Agreement, by and between the Company and H.C. Wainwright & Co. LLC, incorporated by reference to Exhibit 1.3 to the Company’s Registration Statement on Form S-3 (No. 333-279425) filed on May 15, 2024.

10.27	Form of Securities Purchase Agreement, dated as of July 30, 2024, by and among the Company and each purchaser party thereto, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company, filed on July 31, 2024.

10.28	Form of Exchange Agreement, dated May 12, 2025, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on May 13, 2025.

10.29	Form of Securities Purchase Agreement, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on May 27, 2025.

10.30	Form of Registration Rights Agreement, incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company filed on May 27, 2025.

10.31	Form of Securities Purchase Agreement, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on December 31, 2025.

10.32**+	First Amendment to Retirement and Consulting Agreement, dated June 29, 2026, between Imunon, Inc. and Khursheed Anwer.

10.33***	Securities Purchase Agreement dated June 2, 2026, by and between the Company and Streeterville Capital, LLC, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on June 4, 2026.

10.34	Secured Promissory Note A-1 dated June 2, 2026, made by the Company in favor of Streeterville Capital, LLC, incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company filed on June 4, 2026.

10.35	Secured Promissory Note B dated June 2, 2026, made by the Company in favor of Streeterville Capital, LLC, incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of the Company filed on June 4, 2026.

10.36**	IMUNON, Inc. 2018 Stock Incentive Plan, as amended as of June 16, 2026, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on June 16, 2026

10.37**	Master Services Agreement, dated June 24, 2026, by and between Imunon, Inc. and Danforth Health, Inc., incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on June 30, 2026.

10.38**	Form of Change in Control Agreement, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on May 4, 2026.

10.39	Exchange Agreement, dated September 28, 2026, by and between the Company and Streeterville Capital, LLC, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on September 29, 2026.

10.40	Form of Warrant Agency Agreement between the Company and Equiniti Trust Company, LLC, as warrant agent, filed herewith.

10.41†+	Asset Purchase Agreement, dated October 20, 2026, by and between the Company and VoxelDox Therapeutics, Inc.

10.42+	Third Amendment to Lease, dated November 2019, between the Company and Lenox Drive Office Park, LLC.

10.43***+	Fourth Amendment to Lease, dated May 2, 2025, between the Company and Lenox Drive Office Park, LLC.

21.1	Subsidiaries of Imunon, Inc., incorporated by reference to Exhibit 21.1 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2024 (SEC File No. 001-15911).

23.1+	Consent of WithumSmith+Brown, PC, independent registered public accounting firm for the Company.

23.2+	Consent of Covington & Burling LLP (included in Exhibit 5.1).

24.1	Power of Attorney (included on signature page hereto).

107+	Filing fee table

**	Management contract or compensatory plan or arrangement.
***	Certain schedules and exhibits to this Exhibit have been omitted. The Company agrees to furnish a copy of the omitted schedules and exhibits to the Securities and Exchange Commission on a supplemental basis upon its request.
†	Certain confidential information contained in this exhibit, marked by brackets and asterisks, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because the information (i) is not material and (ii) is the type of information that the Company both customarily and actually treats as private and confidential.
+	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lawrenceville, State of New Jersey, on October 27, 2026.

IMUNON, INC.

By:	/s/ Stacy R. Lindborg, Ph.D.
Stacy R. Lindborg, Ph.D.
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stacy Lindborg, Josh Blacher, and Sara Turken and each of them, as his or her true and lawful attorneys-in-fact and agents, each with the full power of substitution and resubstitution, for him or her and in his or her name, place or stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act, and (iv) take any and all actions which may be necessary or appropriate to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Position	Date

/s/ Stacy R. Lindborg, Ph.D.	President, Chief Executive Officer and	October 27, 2026
Stacy R. Lindborg, Ph.D.	Director (Principal Executive Officer)

/s/ Josh Blacher	Chief Financial Officer	October 27, 2026
Josh Blacher	(Principal Financial and Accounting Officer)

*	Executive Chairman and Director	October 27, 2026
Michael H. Tardugno

*	Director	October 27, 2026
Frederick J. Fritz

*	Director	October 27, 2026
James E. Dentzer

*	Director	October 27, 2026
Donald Braun, Ph.D.

*	Director	October 27, 2026
Christine Pellizzari, J.D.

By:	/s/ Stacy R. Lindborg, Ph.D.
Stacy R. Lindborg, Ph.D.
Attorney-in-Fact